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                                                                 EXHIBIT 23


                           ARTHUR ANDERSEN LLP (LOGO)

                          CONSENT TO USE OF REPORT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation of our report, and to all references to our firm included in or made a part of this Form 10-K, into the Company's previously filed Registration Statements (File Nos. 33-660524, 33-63822, 33-83840, 333-51297, 333-69643 and
333-69645).



                                                         /s/ Arthur Andersen LLP

Tampa, Florida
April 26, 1999